Gavekal KL Allocation Fund (the “Fund”)
Advisor Class Shares
(Ticker Symbol: GAVAX)
Institutional Class Shares
(Ticker Symbol: GAVIX)

A series of Investment Managers Series Trust

Supplement dated May 2, 2017, to the
Summary Prospectus dated January 1, 2017.

Effective immediately, the name of the Fund will be changed to “KL Allocation Fund.” The Fund’s investment objective, principal investment strategies and principal risks will remain the same. In addition, the name of the Fund’s investment advisor recently changed to Knowledge Leaders Capital, LLC. As a result, all references to the names of the Fund and the investment advisor in the Summary Prospectus are updated accordingly.

Please file this Supplement with your records.